                               AMENDMENT NO. 1 TO
                                   SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.

                 Decatur Income Fund
                 Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.

                 Delaware Fund
                 Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

                 Tax-Free USA Fund
                 Tax-Free Insured Fund
                 Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

                 Limited-Term Government Fund
                 U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.
                 Delchester Fund
                 Strategic Income Fund (New)

         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement. DMC Tax-Free Income Trust - Pennsylvania

Delaware Group Value Fund, Inc.

Delaware Group Global & International Funds, Inc.

                 International Equity Fund
                 Global Bond Fund
                 Global Assets Fund
                 Emerging Markets Fund (New)


Delaware Group DelCap Fund, Inc.

Delaware Pooled Trust, Inc.

                 The Defensive Equity Portfolio
                 The Aggressive Growth Portfolio
                 The International Equity Portfolio
                 The Defensive Equity Small/Mid-Cap Portfolio (New) The Defensive Equity Utility Portfolio (New)
                 The Labor Select International Equity Portfolio The Real Estate Investment Trust Portfolio
                 The Fixed Income Portfolio
                 The Limited-Term Maturity Portfolio (New)
                 The Global Fixed Income Portfolio
                 The International Fixed Income Portfolio (New)
                 The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

                 Equity/Income Series
                 High Yield Series
                 Capital Reserves Series
                 Money Market Series
                 Growth Series
                 Multiple Strategy Series
                 International Equity Series
                 Value Series
                 Emerging Growth Series
                 Global Bond Series (New)


Delaware Group Government Fund, Inc.





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Delaware Group Adviser Funds, Inc.

                 Enterprise Fund
                 U.S. Growth Fund
                 World Growth Fund
                 New Pacific Fund
                 Federal Bond Fund
                 Corporate Income Fund


Dated as of: September 30, 1996



DELAWARE SERVICE COMPANY, INC.

By:/s/ David K. Downes
   -----------------------------------
         David K. Downes
         Senior Vice President/Chief
         Administrative Officer/Chief
         Financial Officer


                                     DELAWARE GROUP CASH RESERVE, INC.
                                     DELAWARE GROUP DECATUR FUND, INC.
                                     DELAWARE GROUP DELAWARE FUND, INC.
                                     DELAWARE GROUP TAX-FREE FUND, INC.
                                     DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                           DELAWARE GROUP LIMITED-TERM GOVERNMENT   FUNDS, INC.
                           DELAWARE GROUP TREND FUND, INC.
                           DELAWARE GROUP INCOME FUNDS, INC.
                           DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                           DELAWARE GROUP VALUE FUND, INC.
                           DELAWARE GROUP GLOBAL & INTERNATIONAL   FUNDS, INC.
                           DELAWARE GROUP DELCAP FUND, INC.
                           DELAWARE GROUP PREMIUM FUND, INC.
                           DELAWARE GROUP GOVERNMENT FUND, INC.
                           DELAWARE GROUP ADVISER FUNDS, INC.

                           By:/s/ Wayne A. Stork
                              --------------------------------------
                                  Wayne A. Stork
                                  Chairman, President and
                                  Chief Executive Officer


                                  DELAWARE POOLED TRUST, INC.




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                           By:/s/Wayne A. Stork
                              --------------------------------------
                                 Wayne A. Stork
                                 Chairman













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